                                                                 EXHIBIT 23.1




INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statement No. 33-21177 of Westminster Capital, Inc. on Form S-8 of our report dated March 11, 1998, appearing in this Annual Report on Form 10-K of Westminster Capital, Inc. for the year ended December 31, 1997.





/s/ DELOITTE & TOUCHE LLP
------------------------------
DELOITTE & TOUCHE LLP

Los Angeles, California
March 30, 1998